UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2024

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Introductory Note

On March 21, 2024, Edoc Acquisition Corp. (the “Company” or “EDOC”) and Australian Oilseeds Investments Pty Ltd., an Australian proprietary company (the “AOI”), completed their previously announced business combination pursuant to the terms of the Business Combination Agreement, dated as of December 5, 2022 (as amended on March 31, 2023 and December 7, 2023, the “Business Combination Agreement”), by and among the Company, AOI, Australian Oilseeds Holdings Limited, a Cayman Islands exempted company (“Pubco”), AOI Merger Sub, Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), American Physicians LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the Purchaser Representative thereunder, and Gary Seaton, in his capacity as the representative for the Sellers (as defined in the Business Combination Agreement) in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”) and each of the holders of AOI’s outstanding ordinary shares named on Annex I to the Business Combination Agreement (the “Primary Sellers”), as amended from time to time, to include subsequent parties that execute and deliver to Purchaser, Pubco and AOI, a Joinder (the “Joining Sellers”), and the holders of AOI’s outstanding ordinary shares who are bound by the provisions of the Business Combination Agreement pursuant to the drag-along rights set forth in AOI’s memorandum and articles of association (the “Drag-Along Sellers,” and collectively with the Joining Sellers, the “Sellers”).”), which, among other things provided for the merger of EDOC with and into Merger Sub (the “Merger”).

In connection with the consummation of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), each of AOI and the Company became a direct wholly-owned subsidiary of Pubco.

In connection with the Closing of the Business Combination, Pubco’s ordinary shares and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “COOT” and “COOTW,” respectively, on March 22, 2024.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. In connection with the consummation of Business Combination, the parties to the Business Combination entered into the following agreements:

Lock-Up Waiver

Simultaneously with the closing of the Business Combination (the “Closing”), the Company, certain persons and entities holding EDOC’s founder shares and private placement units (each, a “Lock-Up Party”), entered into a lock-up waivers so as to permit the following: (A) the distribution by the Sponsor of all of its Company securities (the “Sponsor Distribution”), including (i) an aggregate of 1,485,153 Insider Shares (as defined in the Letter Agreement, dated November 9, 2020, by and among EDOC, the Sponsor and the directors and officers of EDOC named therein, as amended by that certain First Amendment to Letter Agreement, dated December 5, 2022 (the “Letter Agreement”)), and (ii) an aggregate of 414,000 Insider Units (as defined in the unit subscription agreements, dated November 9, 2020, by and between EDOC and the other parties thereto, including the Sponsor and I-Bankers Securities Inc. (the “Subscription Agreements”)), including their underlying securities; (B) of the securities distributed in the Sponsor Distribution, an aggregate of 809,902 shares held by recipients who are not affiliates of Pubco shall be released of all post-Closing lock-up restrictions pursuant to the Letter Agreement or the Subscription Agreements; and (C) an aggregate of 65,000 Insider Units held by I-Bankers Securities Inc., including their underlying securities, shall be released of all post-Closing lock-up restrictions pursuant to the Subscription Agreements. The remaining securities distributed pursuant to the Sponsor Distribution will continue to be subject to the lock-up restrictions of the Letter Agreement and the Subscription Agreements following such transfer.

Agreements Related to Transaction Expenses

In connection with the Closing, EDOC and Pubco entered into certain arrangements to repay certain Business Combination transaction expenses incurred by EDOC and otherwise due at Closing. These arrangements include fee modification agreements with vendors pursuant to which such vendors will receive deferred cash payments of approximately $4.6 million.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 21, 2024, pursuant to the Business Combination Agreement, the following transactions occurred at the effective time of the Merger (the “Effective Time”):

●	EDOC merged with and into Merger Sub, with EDOC continuing as the surviving entity, as a result of which:

(i)	EDOC became a wholly-owned subsidiary of Pubco, and

(ii)	each issued and outstanding security of EDOC immediately prior to the Effective Time was automatically be cancelled, in exchange for the right of the holder thereof to receive substantially identical securities of Pubco, and

●	Pubco acquired all of the issued and outstanding ordinary shares of AOI (the “Purchased Shares”) from the Sellers in exchange for ordinary shares of Pubco, par value $0.0001 per share (“Pubco Ordinary Shares”)

As previously disclosed, in connection with the extraordinary general meeting of EDOC shareholders, which extraordinary general meeting was held on March 5, 2024 (the “Special Meeting”), the public shareholders of EDOC had the right to elect to redeem all or a portion of their ordinary shares of EDOC (“Public Shares”) for a pro rata portion of the trust account holding the proceeds from EDOC’s initial public offering, calculated on the date of the Special Meeting. 650,039 Public Shares were redeemed in connection with the Special Meeting for the Business Combination.

The ordinary shares and warrants of Pubco commenced trading on The NASDAQ Stock Market LLC under the ticker symbol “COOT” and “COOTW,” respectively on March 22, 2024.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement and the amendments thereto, which are included as Exhibits 2.1, 2.2 and 2.3 to this Current Report, respectively, and are incorporated herein by reference.

Immediately following the consummation of the Business Combination, on March 21, 2024, the issued share capital of Pubco consisted of 23,224,102 ordinary shares and 9,629,000 warrants.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

On March 21, 2024, in connection with the consummation of the Business Combination, EDOC notified Nasdaq that the Business Combination had become effective and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 (the “Form 25”) to notify the SEC that EDOC’s ordinary shares, warrants and rights were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Business Combination having become effective, Nasdaq determined to permanently suspend trading of EDOC’s ordinary shares, warrants and rights prior to the opening of trading on March 22, 2024. The deregistration will become effective 10 days from the filing of the Form 25, which occurred on March 22, 2024. EDOC intends to file a Form 15 with the SEC in order to complete the deregistration of NCAC’s securities under the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Closing, the Sponsor, EDOC and Pubco entered into an arrangement (the “Note Restructuring”) regarding existing promissory notes previously issued to the Sponsor (which notes were previously disclosed by EDOC on its Current Reports on Form 8-K). Pursuant to the Note Restructuring, the following transactions were completed:

●	The promissory note issued by EDOC to the Sponsor, dated November 10, 2021 (the “November 2021 Note”) for an aggregate principal amount of $900,000 was converted into 90,000 private placement units issued by EDOC (which were subsequently exchanged for securities of Pubco upon the Closing) and the Sponsor forgave any unpaid interest that may have accrued on the November 2021 Note through the date of the Closing;
●	$600,000 of the aggregate principal amount of $750,000 of the the promissory note issued by EDOC to the Sponsor, dated February 13, 2022 was converted into 60,000 private placement units issued by EDOC (which were subsequently exchanged for securities of Pubco upon the Closing);
●	The following promissory notes were forgiven by the Sponsor and cancelled by EDOC:

(i)	a promissory note issued by EDOC to the Sponsor, dated August 25, 2022, in the aggregate principal amount of $202,460;
(ii)	a promissory note issued by the EDOC to the Sponsor, dated October 6, 2022, in the aggregate principal amount of $500,000;
(iii)	a promissory note issued by EDOC to the Sponsor, dated November 16, 2022, in the aggregate principal amount of $303,994;
(iv)	a promissory note issued by EDOC to the Sponsor, dated January 10, 2023, in the aggregate principal amount of $256,313
(v)	a promissory note issued by EDOC to the Sponsor, dated February 14, 2023, in the aggregate principal amount of $450,000;
(vi)	a promissory note issued by EDOC to the Sponsor, dated April 25, 2023, in the aggregate principal amount of $175,000;
(vii)	a promissory note issued by EDOC to the Sponsor, dated June 26, 2023, in the aggregate principal amount of$250,000;
(viii)	a promissory note issued by EDOC to the Sponsor, dated August 15, 2023, in the aggregate principal amount of $124,932;
(ix)	a promissory note issued by the EDOC to the Sponsor, dated November 8, 2023, in the aggregate principal amount of $122,431;
(x)	a promissory note issued by EDOC to the Sponsor, dated November 28, 2023, in the aggregate principal amount of $250,000;
(xi)	a promissory note issued by EDOC to the Sponsor, dated February 12, 2024, in the aggregate principal amount of $250,000.

●	Upon the Closing, Pubco issued two promissory notes to the Sponsor, one for an aggregate amount of $450,000 and one for an aggregate amount of $500,000.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Business Combination, each of Kevin Chen, Bob Ai, Gang Li, Yan Michael Li and Zintao Zheng ceased to be director and/or officers of EDOC.

Following the consummation of the Business Combination, Menaka Athukorala, Kevin Chen, Kapil Singh, Gowri Shankar and Gary Seaton were appointed to serve as directors of Pubco, and the board of directors of Pubco appointed the following officers: Gary Seaton as Chief Executive Officer and Chairman and Bob Wu as Chief Financial Officer.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, at the Effective Time of the Business Combination, EDOC adopted an amended and restated memorandum and articles of association which are substantially in the form as described in the Proxy Statement, in accordance with EDOC becoming a wholly-owned subsidiary of Pubco in connection with the Merger.

Item 8.01 Other Events

On March 21, 2024, the parties issued a press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of December 5, 2022, by and among EDOC Acquisition Corp., American Physicians LLC, Australian Oilseeds Holdings Limited, upon execution of a joinder agreement to become party thereto, AOI Merger Sub, upon execution of a joinder to become party thereto, Australian Oilseeds Investments Pty Ltd., Gary Seaton, in the capacity thereunder as the Seller Representative, and the shareholders of AOI named as Sellers therein (incorporated by reference to Exhibit 2.1 of EDOC’s Form 8-K filed with the SEC on December 9, 2022).
2.2	Amendment No. 1 to Business Combination Agreement, dated as of March 31, 2023, by and among EDOC Acquisition Corp., American Physicians LLC, Australian Oilseeds Holdings Limited and AOI Merger Sub (incorporated by reference to Exhibit 2.1 of EDOC’s Form 8-K filed with the SEC on April 6, 2023).
2.3	Amendment No. 2 to Business Combination Agreement, dated as of March 31, 2023, by and among EDOC Acquisition Corp., American Physicians LLC, Australian Oilseeds Holdings Limited and AOI Merger Sub (incorporated by reference to Exhibit 2.1 of EDOC’s Form 8-K filed with the SEC on December 7, 2023).
10.1	Lock-Up Waiver, dated March 21, 2024, by and among EDOC, Pubco and the other parties thereto
99.1	Press Release, dated March 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2024	EDOC Acquisition Corp.

	By:	/s/ Gary Seaton
	Name:	Gary Seaton
	Title:	Chief Executive Officer